                                                                   Exhibit 10.51

                         L-3 COMMUNICATIONS CORPORATION

                        THIRD OMNIBUS AMENDMENT REGARDING
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         This THIRD OMNIBUS AMENDMENT REGARDING THE THIRD AMENDED AND RESTATED
CREDIT AGREEMENT (this "AMENDMENT") is dated as of February 24, 2004 and entered into by and among L-3 COMMUNICATIONS CORPORATION, a Delaware corporation (the
"BORROWER") which is wholly owned by L-3 COMMUNICATIONS HOLDINGS, INC., a
Delaware corporation ("HOLDINGS"), the Lenders party to the Credit Agreement referred to below on the date hereof (the "LENDERS"), BANK OF AMERICA, N.A.
("BOA"), as administrative agent for the Agents (as defined below) and the
Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), LEHMAN COMMERCIAL PAPER,
INC. ("LCPI") as syndication agent and documentation agent (in such capacity, the "SYNDICATION AGENT" and the "DOCUMENTATION AGENT") and certain financial institutions named as co-agents. All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit
Agreement (as defined below).

                               W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Borrower, the Lenders, the Syndication Agent, the
Documentation Agent, the Administrative Agent and certain other parties have entered into the Third Amended and Restated Credit Agreement dated as of May 16,
2001 (as amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

         WHEREAS, the Borrower has requested that certain amendments be made with respect to the Credit Agreement and certain of the other Credit Documents.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 3 of this
Amendment, the Borrower and the Requisite Class Lenders party to the Credit
Agreement hereby agree to amend the Credit Agreement as follows:

     1.1 Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in the proper alphabetical order:

         ""Consolidated Senior Debt": all Consolidated Total Debt other than
     Subordinated Debt.

         "Consolidated Senior Debt Ratio": as of the last day of any period of four consecutive fiscal quarters, the ratio of (a) Consolidated Senior Debt on such day to (b) Consolidated EBITDA for such period.

         "Designated Parent Repurchases": shall mean the sum of the Net Proceeds of the issuance of Permitted Convertible Securities and/or Capital Stock of
     Holdings from and after January 1, 2004 which are utilized to repurchase common stock of Holdings.

         "Investments": as defined in subsection 7.9.

         "Non-Wholly Owned Subsidiary": any Subsidiary of the Borrower that is not a Wholly Owned Subsidiary.

         "Third Omnibus Amendment Fee Letter": shall mean that certain Third
     Omnibus Amendment Fee Letter between the Administrative Agent and the
     Borrower dated on or about January 30, 2004."

     1.2 The following defined terms in subsection 1.1 of the Credit Agreement are hereby amended and restated as follows:

         ""Consolidated EBITDA": as of the last day of any fiscal quarter,
     Consolidated Net Income of the Borrower, its Subsidiaries and, without duplication, the Acquired Businesses (excluding, without duplication, (v)
     impairment losses incurred on goodwill and other intangible assets or on debt or equity investments computed in accordance with Financial Accounting
     Standard No. 142 or other GAAP, (w) gains or losses incurred on the retirement of debt computed in accordance with Financial Accounting
     Standard No. 145, (x) extraordinary gains and losses in accordance with
     GAAP, (y) gains and losses in connection with asset dispositions whether or not constituting extraordinary gains and losses and (z) gains or losses on discontinued operations) for the four fiscal quarters ended on such date, plus (i) Consolidated Interest Expense of the Borrower and its Subsidiaries
     and all Consolidated Interest Expense of Holdings with respect to the
     Permitted Convertible Securities guaranteed by the Borrower or its
     Subsidiaries and, without duplication, the Acquired Businesses for such period, plus (ii) to the extent deducted in computing such Consolidated Net
     Income of the Borrower or its Subsidiaries and, without duplication, the
     Acquired Businesses, the sum of income taxes, depreciation and amortization for such period. For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters occurring after the AIS
     Acquisition (each, a "Reference Period") pursuant to any determination of the Debt Ratio, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect to (i) exclude from costs the positive difference, if any, between (A) the amount of annual corporate overhead costs attributed to the operations associated with the business comprising the AIS Acquisition by Raytheon Company prior to such acquisition by the Borrower and (B) the amount of annual corporate overhead costs that will be attributed by the Borrower to the operations associated with the business comprising the AIS Acquisition from and after such acquisition by the Borrower, (ii) exclude any losses or gains associated with any contract estimate at completion ("EAC"), unrecoverable inventories and uncollectable receivables adjustment included in the

     historical results of operations associated with the business comprising the AIS Acquisition within the 12 months prior to the effective date of the
     AIS Acquisition for accounting purposes, if such contract EAC, unrecoverable inventories or uncollectible receivable adjustments pertained to contracts or assets excluded from the business comprising the AIS
     Acquisition, and (iii) exclude any losses or gains, up to a maximum amount of $16,000,000, associated with any contract EAC, unrecoverable inventories and uncollectable receivables adjustment included in the historical results of operations associated with the Sea Sentinel contract within the 12 months prior to the effective date of the AIS Acquisition for accounting purposes; provided, however, that such adjustments to Consolidated EBITDA are demonstrated by appropriate footnotes to the audited financial statements of the business comprising the AIS Acquisition or appropriate schedules and other materials prepared and certified by the Borrower and delivered to the Administrative Agent no more than 15 days after the completion of the audit of the financial statements of the business comprising the AIS Acquisition for the fiscal year ended prior to the consummation of AIS Acquisition.

         "Credit Documents": this Agreement, the Notes, the Applications, the
     Guarantees, the Fee Letter, the Lender Fee Letter, the Third Omnibus
     Amendment Fee Letter and the Pledge Agreements.

         "GAAP" means generally accepted accounting principles in the United
     States set forth in the opinions and pronouncements of the American
     Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the
     United States, that are applicable to the circumstances as of the date of determination.

         "Immaterial Subsidiary": any Subsidiary of the Borrower having assets not exceeding five percent (5%) of the Consolidated Total Assets; provided, however, that if any Subsidiary is a Non-Wholly Owned Subsidiary, the assets of such Subsidiary to be included in the above calculation shall be reduced by the minority interest for such Subsidiary as reported in the
     Borrower's consolidated balance sheet.

         "Net Proceeds": the aggregate cash proceeds (including Cash
     Equivalents) received by Holdings or any of its Subsidiaries in respect of:

                  (a) any issuance by Holdings or any of its Subsidiaries of
         Indebtedness after the Closing Date and any issuance by Holdings of any
         Capital Stock after the Closing Date;

                  (b) any Asset Sale or other transaction permitted by
         subsection 7.5(c); and

                  (c) any cash payments received in respect of promissory notes or other evidences of indebtedness delivered to Holdings or such
         Subsidiary in respect of an Asset Sale;

         in each case net of (without duplication) (i), (A) in the case of an
     Asset Sale or other transaction permitted by subsection 7.5(c), the amount required to repay any Indebtedness (other than the Loans) secured by a Lien on any assets of Holdings or a Subsidiary of Holdings that are sold or otherwise disposed of in connection with such Asset Sale or other transaction permitted by subsection 7.5(c) and (B) reasonable and appropriate amounts established by Holdings or such Subsidiary, as the case may be, as a reserve against liabilities associated with such Asset Sale or other transaction permitted by subsection 7.5(c) and retained by Holdings or such Subsidiary, (ii) the reasonable expenses (including legal fees and brokers' and underwriters' commissions, lenders fees, credit enhancement fees, accountants' fees, investment banking fees, survey costs, title insurance premiums and other customary fees, in any case, paid to third parties or, to the extent permitted hereby, Affiliates) incurred in effecting such issuance, sale or transaction and (iii) any taxes reasonably attributable to such sale or transaction and reasonably estimated by
     Holdings or such Subsidiary to be actually payable.

         "Permitted Stock Payments": (A) dividends by the Borrower to Holdings in amounts equal to the amounts required for Holdings to (i) pay franchise taxes and other fees required to maintain its legal existence and (ii)
     provide for other operating costs of up to $1,000,000 per fiscal year, (B)
     dividends by the Borrower to Holdings in amounts equal to amounts required for Holdings to pay federal, state and local income taxes to the extent such income taxes are actually due and owing, provided that the aggregate amount paid under this clause (B) does not exceed the amount that the
     Borrower would be required to pay in respect of the income of the Borrower and its Subsidiaries if the Borrower were a stand alone entity that was not owned by Holdings, (C) from and after January 1, 2004, dividends by the
     Borrower to Holdings in an aggregate amount not to exceed $25,000,000 in any fiscal quarter of the Borrower so long as at the time of declaring and paying any such dividend no Default or Event of Default shall have occurred and be continuing, (D) dividends by the Borrower to Holdings to fund interest expense or dividends in respect of the Permitted Convertible
     Securities issued by Holdings, provided that such dividends under this clause (D) shall not, in any fiscal year, exceed an amount equal to the interest or dividends actually accruing on the outstanding principal amount of such Permitted Convertible Securities in such fiscal year less the sum of all intercompany advances funded pursuant to subsection 7.9(l) hereof by the Borrower to Holdings in respect of such Permitted Convertible
     Securities in such fiscal year, (E) from and after January 1, 2004, dividends by the Borrower to Holdings in an amount not to exceed
     $200,000,000 less the Designated Parent Repurchases to permit Holdings to repurchase common stock of Holdings, so long as such dividends are paid from the Net Proceeds of the issuance of Additional Subordinated
     Indebtedness issued after January 1, 2004 and (F) from and after January 1,
     2004, dividends by the Borrower to Holdings in an aggregate amount up to
     $10,000,000 in any fiscal year of the Borrower to fund cash payments to repurchase common stock of Holdings held by any employee, director, officer, consultant or agent (a "Benefit Plan Beneficiary") of the
     Borrower, Holdings or their Subsidiaries pursuant to any restricted stock plan or to which any such Benefit Plan Beneficiary has a right under any option plan of the Borrower or Holdings (or to repurchase other common stock of Holdings held by any such Benefit Plan Beneficiary having a value not exceeding the amount of the exercise price of an option being exercised by such Benefit Plan Beneficiary and the amount of the obligations of such Benefit Plan Beneficiary under the Code with respect to the common stock underlying such option) in order to enable (i) the Borrower, Holdings or such Benefit Plan Beneficiary to comply with obligations under the Code,
     (ii) the Borrower or Holdings to issue cash to such Benefit Plan
     Beneficiary in lieu of fractional shares of common stock or (iii) the payment of the exercise price of an option held by such Benefit Plan
     Beneficiary."

     1.3 Section 1 of the Credit Agreement is hereby amended by (a) deleting the text appearing in subsection 1.2(b) and inserting "[INTENTIONALLY OMITTED]" in place thereof and (b) adding a new subsection 1.6 at the end thereof as follows:

         "1.6 Accounting Terms.

         (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial covenants, financial ratios and other financial calculations contained in this
     Agreement shall be prepared in conformity with GAAP as in effect from time to time, applied consistently throughout the periods reflected therein, except as otherwise specifically prescribed herein.

         (b) If at any time any change in GAAP after January 1, 2004 would affect the computation of any financial ratio or requirement set forth in any Credit Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i)
     such ratio or requirement shall continue to be computed in accordance with
     GAAP prior to such change therein and (ii) if a request for such an amendment has been made, the Borrower shall provide to the Administrative
     Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP."

     1.4 Subsection 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (a) Revolving Credit Loans. Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans to the Borrower, from time to time during the Revolving Credit
     Commitment Period, in an aggregate principal amount at any one time outstanding which, when added to the aggregate principal amount of outstanding Swing Line Loans in which such Lender has purchased a participation (or, in the case of the Swing Line Lender, the Swing Line
     Loans made by such Swing Line Lender less the participations purchased in such Swing Line Loans by any other Lender) and such Lender's Commitment
     Percentage of the then outstanding L/C Obligations, does not exceed the amount of such Lender's Revolving Credit Commitment. During the Revolving
     Credit Commitment Period, the Borrower may use the Revolving Credit
     Commitments by borrowing, prepaying the Revolving Credit

     Loans, in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

         At any time not less than thirty (30) days prior to the Termination
     Date, the Borrower may increase the aggregate Commitments by (I) entering into a binding written agreement, substantially in the form of Exhibit G hereto, with any Lender to increase the Commitment of such Lender (an
     "Increased Commitment Agreement") which Increased Commitment Agreement shall be presented to the Agents for acknowledgment and acceptance (which shall not be withheld unless the effect thereof would be to exceed the maximum permitted amount herein for all Commitments, Facility B Commitments and Facility C Commitments (if Facility C exists) in the aggregate) and/or
     (II) subject to the First Offer Requirement (as defined below) enter into a binding written agreement substantially in the form of Exhibit H hereto (a
     "Lender Addition Agreement") with any bank, financial institution, or
     Investment Fund to become a Lender under this Agreement by making a
     Commitment and causing such Person to take all other actions required to become a new Lender hereunder (a "New Lender"); provided that the sum of
     (i) the aggregate Commitments of all Lenders (including New Lenders), (ii)
     the aggregate Facility B Commitments of all Facility B Lenders and (iii)
     the aggregate Facility C Commitments (if Facility C exists) of all Facility
     C Lenders (if Facility C exists) may not exceed, as of the date all or any portion of the Indebtedness comprising the Incremental Facility (as defined below) is incurred, an aggregate amount that would cause the Consolidated
     Senior Debt Ratio for the Borrower's most recently ended four full fiscal quarters for which internal financial statements are available to be greater than 2.0 to 1.0 (determined on a pro forma basis, assuming for purposes of this subsection 2.1(a) only, all of the proposed additional commitments had been incurred at the beginning of such four-quarter period and all Commitments of all Lenders, all Facility B Commitments of all
     Facility B Lenders and all Facility C Commitments (if Facility C exists) of all Facility C Lenders (if Facility C exists) that are outstanding immediately prior to giving effect to the incurrence of such proposed additional commitments have been drawn in full, but taking into account any payment or prepayment of any Term Loans or term loans under Facility C (if
     Facility C exists)) (such new or increased commitments, the "Incremental
     Facility"); and provided, further that, no consent of any Lender shall be required for such Incremental Facility except for the consents described under clauses (I) and (II) above. In order to become a New Lender, a party must execute a Lender Addition Agreement and deliver the same to the
     Administrative Agent, the Syndication Agent and the Borrower for
     counter-execution. On the Eurodollar Loans Maturity Date (or, subject to compliance with subsection 2.16, on any Business Day) occurring on or immediately following the date that (i) the Agents have acknowledged their acceptance of any Increased Commitment Agreement delivered pursuant to clause (I) above or (ii) any Lender Addition Agreement has been executed by all necessary parties and delivered to the Agents, the increase in any such
     Lender's Commitment contemplated thereby shall become effective and/or the
     New Lender shall become a party to this Agreement, as applicable. Promptly thereafter, the Administrative Agent shall amend Schedule I hereto to accurately reflect the Commitments of the Lenders then in existence, whereupon such amended Schedule I shall be substituted for the pre-existing
     Schedule I, be deemed a part of this Agreement without any further action or consent of any party and be promptly distributed to each Lender and the
     Borrower by the Administrative Agent. The

     Incremental Facility shall have such economic terms (i.e., pricing, amount, tenor, amortization) as shall be agreed at the time with the lenders participating therein, and shall, otherwise, be on the same terms as this
     Agreement; provided that without the written consent of Required Class
     Lenders for each Class, (i) the applicable interest rate margin under the
     Incremental Facility shall not exceed the Applicable Margin under this
     Agreement or the "Applicable Margin" under and as defined in the Facility B
     Credit Agreement by more than fifty basis points and (ii) the maturity date of the Incremental Facility shall be equal to or occurring after the scheduled Termination Date under this Agreement or the "Termination Date"
     under and as defined in the Facility B Credit Agreement; provided, further, that if the Borrower chooses to implement the Incremental Facility pursuant to clause (I) or (II) above, the Incremental Facility shall have the same economic terms (i.e. pricing, tenor, amortization) as this Agreement. In the alternative, without the consent of any Lender, Borrower may cause the
     Incremental Facility to be implemented and separately documented as
     Facility C, which shall have BOA as the administrative agent and provide for a ratable sharing of all Collateral and Guarantee Obligations under the
     Guarantees among and between the Lenders, the Facility B Lenders and the
     Facility C Lenders. In any case, the Administrative Agent shall have the right to execute, on behalf of the Lenders, any amendments and/or other documents necessary to implement the Incremental Facility; provided that such amendments and/or other documents do not affect any of the rights or obligations of any Lender for which the written consent of such Lender is necessary under subsection 10.1 unless the written consent of such Lender is received by the Administrative Agent. When the Incremental Facility is
     not implemented and separately documented as Facility C, the Borrower shall send the Administrative Agent (for distribution to each Lender) a written offer to participate in the Incremental Facility pursuant to clause (I)
     above, and each such Lender shall have the right, but no obligation, to commit to a ratable portion of the Incremental Facility, provided that no later than fourteen (14) days after receipt of such written request, each such Lender shall advise the Administrative Agent and the Borrower whether it intends to participate in the Incremental Facility and the amount of its proposed commitment (the "First Offer Requirement"). Only after satisfying the First Offer Requirement and allocating requested commitments to Lenders requesting participation in such Incremental Facility shall Borrower be permitted to offer participation in any remaining commitments for the
     Incremental Facility to any proposed New Lender pursuant to clause (II)
     above."

     1.5 Subsection 2.12(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "(a) Each borrowing by the Borrower from the Revolving Credit Lenders hereunder, each payment by the Borrower on account of any commitment fee hereunder and any reduction of the Revolving Credit Commitments of
     Revolving Credit Lenders shall be made pro rata according to the respective
     Commitment Percentages of the Revolving Credit Lenders. Except during any period in which an Event of Default has occurred and is continuing, each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Credit Loans, and any application by the
     Administrative Agent of the proceeds of any Collateral, shall be made pro rata according to the respective outstanding principal amounts of such
     Loans then

     held by the Lenders. All payments (including prepayments) to be made by the
     Borrower hereunder in respect of any Loan, whether on account of principal, interest, Reimbursement Obligations (whether in respect of Domestic L/Cs or
     Foreign L/Cs), fees, expenses or otherwise, shall be made without set off or counterclaim and shall be made prior to 11:00 A.M., New York City time, on the due date thereof to the Administrative Agent, for the account of the
     Lenders with respect to such Loans, at the Administrative Agent's office specified in subsection 10.2, in Dollars and in immediately available funds; provided, that with respect to any Reimbursement Obligations of the
     Borrower arising from the presentment to the Issuing Lender of a draft under a Foreign L/C, the Borrower may make payment in the applicable
     Alternative Currency if such payment is received by the Issuing Lender on the date such draft is paid by the Issuing Lender.

         At any time that an Event of Default has occurred and is continuing, all payments (including prepayments) made by the Borrower hereunder and any application by the Administrative Agent of the proceeds of any Collateral and/or payment under any Guarantee shall be applied in the following order:
     (1) to the ratable payment of all amounts due and owing by the Borrower pursuant to subsection 10.5 of this Agreement, subsection 10.5 of the
     Facility B Credit Agreement or subsection 10.5 of the Facility C Credit
     Agreement (if Facility C exists) to the Agents, the Facility B Agents and/or the Facility C Agents (if Facility C exists) and, after payment in full thereof, to any other Lender, Facility B Lender or Facility C Lender
     (if Facility C exists); (2) to the ratable payment of all interest, fees and commissions due and owing under this Agreement, the Facility B Credit
     Agreement or the Facility C Credit Agreement (if Facility C exists) or to the Agents, the Facility B Agents, the Facility C Agents (if Facility C
     exists), the Swing Line Lender, any Lender, any Facility B Lender or any
     Facility C Lender (if Facility C exists); and (3) to the ratable payment
     (or cash collateralization) of all other obligations of the Borrower to the
     Agents, the Facility B Agents, the Facility C Agents (if Facility C
     exists), the Swing Line Lender, any Lender, any Facility B Lender or any
     Facility C Lender (if Facility C exists) under any Credit Document,
     Facility B Credit Document, Facility C Credit Document (if Facility C
     exists) or Interest Rate Agreement with any Lender, any Facility B Lender or any Facility C Lender (if Facility C exists), including, without limitation the aggregate outstanding principal amount of Loans, Facility B
     Loans and Facility C Loans (if Facility C exists), the aggregate L/C
     Obligations, Facility B L/C Obligations and Facility C L/C Obligations (if
     Facility C exists) and the aggregate outstanding amount of Interest Rate
     Agreement Obligations to any Lender, any Facility B Lender and any Facility
     C Lender (if Facility C exists). For purposes of applying payments and proceeds distributed under clause 3 above, each Lender will first apply such amounts to all outstanding Loans and Interest Rate Agreement
     Obligations then due and owing to such Lender before such amounts will be held as cash collateral for L/C Obligations in which such Lender is a L/C
     Participant.

         The Administrative Agent, the Facility B Administrative Agent and the
     Facility C Administrative Agent (if Facility C exists) shall ratably distribute such payments to the applicable Lenders, the Facility B Lenders and the Facility C Lenders (if Facility C exists) promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of

     principal, interest thereon shall be payable at the then applicable rate during such extension."

     1.6 Subsection 6.10(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "(b) With respect to any Person that, subsequent to the Original
     Closing Date, becomes a direct or indirect Subsidiary of the Borrower, promptly (and in any event within 30 days after such Person becomes a
     Subsidiary): (i) cause such new Subsidiary to become a party to the
     Subsidiary Guarantee and, to the extent such Subsidiary holds any Capital
     Stock of any Subsidiary that is not an Immaterial Subsidiary, to the
     Subsidiary Pledge Agreement and (ii) if requested by the Administrative
     Agent or the Required Lenders, deliver to the Administrative Agent legal opinions relating to the matters described in clause (i) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent. Notwithstanding the
     foregoing, no Immaterial Subsidiary, Foreign Subsidiary, Non-Wholly Owned
     Subsidiary or TCAS Subsidiary (except as provided below) of the Borrower or its Subsidiaries shall be required to execute a Subsidiary Guarantee or
     Subsidiary Pledge Agreement, and no more than 65% of the total combined voting power of the Capital Stock of or equity interests in (A) any direct or indirect Foreign Subsidiary of the Borrower or (B) any direct or indirect Subsidiary of the Borrower if more than 65% of the assets of such
     Subsidiary are securities of foreign companies (such determination to be made on the basis of fair market value), and no Subsidiary of any Person described in clause (A) or (B), shall be required to be pledged hereunder;
     provided, that if, after the consummation of any sale of a portion of
     Capital Stock of the TCAS Subsidiary, the TCAS Subsidiary thereafter becomes a Wholly Owned Subsidiary, then the TCAS Subsidiary shall become a party to the Subsidiary Guarantee and Subsidiary Pledge Agreement and the
     Borrower shall promptly (and in any event within 30 days after such event occurs) comply with the requirements of this subsection 6.10(b) with respect to the TCAS Subsidiary; provided, further, that if any Non-Wholly
     Owned Subsidiary thereafter becomes a Wholly Owned Subsidiary, then such
     Subsidiary shall become a party to the Subsidiary Guarantee and Subsidiary
     Pledge Agreement and Borrower shall promptly (and in any event within 30 days after such event occurs) comply with the requirements of this subsection 6.10(b) with respect to such Subsidiary; provided, further, that if the Borrower shall be required to cause any Immaterial Subsidiary
     (including, without limitation, any Immaterial Subsidiary which is also a
     Non-Wholly Owned Subsidiary) to become bound by any guarantee of
     Indebtedness for borrowed money in respect of any Subordinated Indebtedness or Indebtedness incurred pursuant to subsection 7.2(d), the Borrower shall cause such Subsidiary to execute a Subsidiary Guarantee and cause the same to be delivered to the Administrative Agent promptly (and in any event within 30 days after such event occurs); provided, further, that no
     Guarantee Obligation of any Immaterial Subsidiary in effect at the time such Subsidiary becomes a Subsidiary of the Borrower shall trigger a requirement that the Borrower cause such Subsidiary to execute and deliver a Subsidiary Guarantee pursuant to the immediately preceding proviso unless the Borrower is required, by virtue of such Guarantee Obligation, to cause such Subsidiary to become bound by a guarantee of Indebtedness for borrowed money in respect of any Subordinated Indebtedness.

     Notwithstanding anything to the contrary contained in this Agreement, the
     Borrower shall cause at all times Subsidiaries that, together with the
     Borrower, comprise not less than seventy-five percent (75%) of Consolidated
     Total Assets to be party to the Subsidiary Guarantee; provided that for purposes of determining compliance with this requirement, the value of
     Capital Stock of any Subsidiary shall be deemed excluded; provided, further, that if any Subsidiary is a Non-Wholly Owned Subsidiary, the assets of such Subsidiary to be included in the above calculation shall be reduced by the minority interest for such Subsidiary as reported in the
     Borrower's consolidated balance sheet."

     1.7 Subsection 7.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "(a) Debt Ratio. Permit the Debt Ratio at the last day of any fiscal quarter to be greater than the ratio set forth below opposite the date on which such fiscal quarter ends:

        Fiscal Quarter Ending                                Ratio
        ---------------------                                -----

        September 30, 2003                                   4.25
        December 31, 2003                                    4.25
        March 31, 2004                                       4.25
        June 30, 2004                                        4.25
        September 30, 2004                                   4.00
        December 31, 2004                                    4.00
        March 31, 2005                                       4.00
        June 30, 2005                                        4.00
        September 30, 2005 and thereafter                    3.50"

     1.8 Subsection 7.1 of the Credit Agreement is hereby amended and restated
in its entirety by inserting a new subclause (c) therein as follows:

         "(c) Consolidated Senior Debt Ratio. Permit the Consolidated Senior
     Debt Ratio at the last day of the fiscal quarter ending December 31, 2003 and each fiscal quarter ending thereafter to be greater than 2.50 to 1.00."

     1.9 Subsection 7.2(b) of the Credit Agreement is hereby amended and restated to read as follows:

         "(b) Indebtedness of the Borrower incurred to finance the acquisition of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) in an aggregate principal amount not exceeding $50,000,000 at any time outstanding, and refundings or refinancings thereof, provided that no such refunding or refinancing shall shorten the maturity or increase the principal amount of the original Indebtedness;"

     1.10 Subsection 7.2(c) of the Credit Agreement is hereby amended and restated to read as follows:

                                       10

         "(c) Indebtedness assumed in connection with any Investment permitted pursuant to subsection 7.9(k) hereof, and refundings or refinancings thereof, provided that no such refunding or refinancing shall shorten the maturity or increase the principal amount of the original Indebtedness;"

     1.11 Subsection 7.2(d) of the Credit Agreement is hereby amended and restated to read as follows:

         "(d) additional Indebtedness of the Borrower and/or its Subsidiaries
     not constituting Subordinated Debt (of which up to $100,000,000 may be secured by Liens permitted pursuant to subsection 7.3(i) hereof) so long as
     (i) on the date such additional Indebtedness is incurred no Default or
     Event of Default shall have occurred and be continuing or would occur as a consequence thereof, (ii) the Consolidated Senior Debt Ratio for the
     Borrower's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred (assuming for purposes of this subsection 7.2(d) only, all Commitments of all Lenders, all Facility B
     Commitments of all Facility B Lenders and all Facility C Commitments (if
     Facility C exists) of Facility C Lenders (if Facility C exists) have been drawn in full, but taking into account any payment or prepayment of any
     Term Loans or term loans under Facility C (if Facility C exists)) would have been no greater than 2.0 to 1.0, determined on a pro forma basis
     (including a pro forma application of the Net Proceeds therefrom) as if the additional Indebtedness had been incurred at the beginning of such four-quarter period and (iii) not later than two (2) Business Days after the incurrence of such Indebtedness the Administrative Agent shall have a received certificate of a Responsible Officer setting forth, in reasonable detail, the pro forma computation of the Consolidated Senior Debt Ratio required to determine compliance with this subsection 7.2(d) and certifying the satisfaction of the conditions in this subsection 7.2(d) to the incurrence of such Indebtedness;"

     1.12 Subsection 7.2(i) of the Credit Agreement is hereby amended and restated to read as follows:

         "(i) Indebtedness secured by Permitted Liens, and refundings or refinancings thereof, provided that no such refunding or refinancing shall shorten the maturity or increase the principal amount of the original
     Indebtedness;"

     1.13 Subsection 7.3(i) of the Credit Agreement is hereby amended and restated to read as follows:

         "(i) Liens (not otherwise permitted hereunder) which secure obligations not exceeding (as to the Borrower and all Subsidiaries) $100,000,000 in
     aggregate amount at any time outstanding;"

     1.14 Subsection 7.4(b) of the Credit Agreement is hereby amended and restated to read as follows:

                                       11

         "(b) Guarantee Obligations of Holdings, Borrower or its Subsidiaries
     incurred after the date hereof in respect of an aggregate amount of obligations (together with obligations permitted to be guaranteed under subsection 7.4(i)) not to exceed $100,000,000 at any one time outstanding;"

     1.15 Subsection 7.4(c) of the Credit Agreement is hereby amended and restated to read as follows:

         "(c) Guarantee Obligations of Holdings, Borrower or any Subsidiary in
     respect of any Subordinated Debt and refundings and refinancings thereof, provided such Guarantee Obligations are subordinated to the Obligations on terms no less favorable to the Lenders, Facility B Lenders and Facility C
     Lenders (if Facility C exists) than those governing the Subordinated Debt and no such refunding or refinancing shortens the maturity of the original
     Indebtedness;"

     1.16 Subsection 7.4 of the Credit Agreement is hereby amended by (i)
deleting the word "and" appearing at the end of subsection (g) thereof, (ii)
deleting the period "." at the end of subsection (h) thereof and inserting ";
and" in place thereof and (iii) adding the following as subsection (i) thereto:

         "(i) Guarantee Obligations of any Subsidiary in effect at the time such
     Subsidiary was acquired through an Investment permitted pursuant to subsection 7.9(i) hereof in respect of an aggregate amount of obligations
     (together with obligations permitted to be guaranteed under subsection
     7.4(b)) not to exceed $100,000,000 at any one time outstanding, and extensions, renewals and replacements thereof; provided, however, that no such extension, renewal or replacement shall shorten the fixed maturity or increase the principal amount of the Indebtedness guaranteed by the original guarantee."

     1.17 Subsection 7.5 of the Credit Agreement is hereby amended by (i)
deleting the word "and" appearing at the end of subsection (a) thereof, (ii)
deleting the period "." at the end of subsection (b) thereof and inserting ";
and" in place thereof and (iii) adding the following as subsection (c) thereto:

         "(c) Borrower or any Subsidiary of Borrower may convey, sell, lease, assign, transfer or otherwise dispose of the Capital Stock of any
     Subsidiary or any Subsidiary may enter into any merger, consolidation or amalgamation or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets; provided that the Net Proceeds thereof shall be applied pursuant to subsection
     2.6(b)(ii)."

     1.18 Subsection 7.6(j) of the Credit Agreement is hereby amended and restated to read as follows:

         "(j) the conveyance, sale, assignment or contribution to any new
     Subsidiary of the Borrower or any existing Subsidiary of the Borrower of assets of the Borrower or any Subsidiary of the Borrower provided, that if such Subsidiary to which the assets are conveyed, sold, assigned or contributed is not a party to a Subsidiary Guarantee, such assets shall not exceed five percent (5%) of the Consolidated Total Assets;"

                                       12

     1.19 Subsection 7.9(k) of the Credit Agreement is hereby amended and restated to read as follows:

         "(k) (i) Investments in the form of advances, loans or other extensions of credit to any Person (other than Borrower or any of its Subsidiaries)
     that is engaged in a Similar Business, so long as the aggregate outstanding amount of loans, advances or other extensions of credit made pursuant to this subsection 7.9(k) do not exceed an amount equal to five percent (5%)
     of the Consolidated Total Assets; and (ii) Investments made to acquire (A)
     all or any portion of the Capital Stock, or all or any portion of the assets, of any Person (other than the Borrower or any of its Subsidiaries)
     that is engaged in a Similar Business, or (B) all or substantially all of the assets of any division of any Person (other than the Borrower or any of its Subsidiaries) that is engaged in a Similar Business; provided, that (I)
     if such Investment is an acquisition of a majority of the Voting Stock of any Person, such Person's board of directors or similar governing body shall have approved such acquisition and (II) at the time of each such
     Investment described above in clauses (i) and (ii) (both before and after giving effect to such Investment), there shall exist no Default or Event of
     Default; provided, further, that in connection with each individual, or series of related, Investments made pursuant to this subsection 7.9(k)
     exceeding $50,000,000, the Borrower shall deliver to the Administrative
     Agent, no later than two (2) Business Days after the consummation of such
     Investment or Investments, a certificate of a Responsible Officer that certifies that no Default or Event of Default has occurred and is continuing or will be caused as a result of consummating such proposed
     Investment;"

     1.20 Subsection 7.11(a) of the Credit Agreement is hereby amended and restated to read as follows:

         "(a) Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate (other than the Borrower or any Wholly Owned
     Subsidiary which is a party to the Subsidiary Guarantee) unless such transaction is (i) otherwise permitted under this Agreement and (ii) upon fair and reasonable terms no less favorable to the Borrower or such
     Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate."

         SECTION 2. Omnibus Amendment to CERTAIN CReDIT documents. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section
3 of this Amendment, the Borrower and the Requisite Class Lenders party to the
Credit Agreement hereby agree to amend the Credit Documents referenced below as follows:

     2.1 The definition of "Permitted Parent Distributions" in Section 1.1(b) of
the Parent Guarantee is hereby amended and restated to read as follows:

         ""Permitted Parent Distributions": (a) the issuance by Holdings of options or other equity securities of Holdings to outside directors, members of management or employees of Holdings in the ordinary course of business, (b) cash payments made in lieu of issuing fractional shares of
     Holdings' common stock or preferred stock, (c) from and

                                       13

     after January 1, 2004, Parent Distributions funded solely with the proceeds of dividends received from the Borrower pursuant to clause (C) of the definition of Permitted Stock Payments in the Credit Agreements so long as at the time of declaring and paying any such Parent Distribution no Default or Event of Default shall have occurred and be continuing (the "Clause (C)
     Dividends"), (d) the application of up to $2,000,000 of the proceeds of the sale of common stock of Holdings to the repurchase of common stock of
     Holdings from management of Holdings or the Borrower, (e) from and after
     January 1, 2004, cash payments to repurchase common stock of Holdings solely with proceeds of (i) Clause (C) Dividends, (ii) dividends received from the Borrower pursuant to clause (E) of the definition of Permitted
     Stock Payments in the Credit Agreement (the "Clause (E) Dividends") and
     (iii) Net Proceeds of the issuance of Capital Stock of Holdings and/or
     Permitted Convertible Securities issued after January 1, 2004; provided, however, that the cash payments to repurchase common stock of Holdings deriving from Clause (E) Dividends, issuances of Capital Stock of Holdings and/or issuances of Permitted Convertible Securities shall not exceed
     $200,000,000 in the aggregate from and after January 1, 2004 and (f) from and after January 1, 2004, cash payments in an aggregate amount up to
     $10,000,000 in any fiscal year of the Borrower to repurchase common stock of Holdings held by any employee, director, officer, consultant or agent (a
     "Benefit Plan Beneficiary") of the Borrower, Holdings or their Subsidiaries pursuant to any restricted stock plan or to which any such Benefit Plan
     Beneficiary has a right under any option plan of the Borrower or Holdings
     (or to repurchase other common stock of Holdings held by any such Benefit
     Plan Beneficiary having a value not exceeding the amount of the exercise price of an option being exercised by such Benefit Plan Beneficiary and the amount of the obligations of such Benefit Plan Beneficiary under the Code with respect to the common stock underlying such option) in order to enable
     (i) the Borrower, Holdings or such Benefit Plan Beneficiary to comply with obligations under the Code, (ii) the Borrower or Holdings to issue cash to such Benefit Plan Beneficiary in lieu of fractional shares of common stock or (iii) the payment of the exercise price of an option held by such
     Benefit Plan Beneficiary."

     2.2 Section 4.2 of the Parent Guarantee is hereby amended by inserting
"(c)," after the reference to "Subsection 7.4(b),".

     2.3 Name Changes. The table below sets forth the new name of each
Subsidiary whose name has changed. Each of the Borrower Pledge Agreement
(including, without limitation, Schedules 1 and 2 thereto), the Subsidiary
Guarantee Agreement and the Subsidiary Pledge Agreement (including, without limitation, Schedules 1 and 2 thereto) is hereby amended by deleting each reference to the names listed in the "Old Name" column below in such document and substituting therefor the corresponding name in the "New Name" column.

Old Name                             New Name

Goodrich Avionics Systems, Inc.      L-3 Communications Avionics Systems, Inc.

                                       14

Goodrich Aerospace Component         L-3 Communications Avionics

Overhaul & Repair, Inc.              Component Overhaul and Repair, Inc.

Goodrich FlightSystems, Inc.         L-3 Communications FlightSystems
                                     Corporation

Atlantic Science and Technology      L-3 Communications Atlantic Science and

Corporation                          Technology Corporation

Coleman Research Corporation         SYColeman Corporation

EER Systems, Inc.                    L-3 Communications Government
                                     Services, Inc.

Celerity Systems Incorporated        L-3 Communications CSI, Inc.

L-3 Communications AeroTech LLC      L-3 Communications Vertex Aerospace  LLC

     2.4 Dissolutions. The Borrower hereby represents and warrants to the
Administrative Agent and Lenders that:

         (a) Telos Corporation ("Telos"), formerly a party to the Subsidiary
     Guarantee Agreement and the Subsidiary Pledge Agreement, was merged into
     L-3 Communications ILEX Systems, Inc. ("L-3 ILEX") on August 8, 2003 in a
     transaction permitted under the Credit Agreements, that L-3 ILEX was the surviving corporation in the merger and that Telos ceased to exist as a result of the merger;

         (b) L-3 Communications Analytics Corporation ("L-3 Analytics"),
     formerly a party to the Subsidiary Guarantee Agreement and the Subsidiary
     Pledge Agreement, was merged into L-3 Communications Government Services,
     Inc. ("L-3 GSI") on September 26, 2003 in a transaction permitted under the
     Credit Agreements, that L-3 GSI was the surviving corporation in the merger and that L-3 Analytics ceased to exist as a result of the merger;

         (c) AMI Instruments, Inc., formerly a party to the Subsidiary Guarantee
     Agreement and the Subsidiary Pledge Agreement, was merged into the Borrower on November 21, 2003 in a transaction permitted under the Credit Agreements and ceased to exist as a result of the merger;

         (d) SPD Holdings, Inc., formerly a party to the Subsidiary Guarantee
     Agreement and the Subsidiary Pledge Agreement, was merged into L-3
     Communications SPD Technologies, Inc. on November 21, 2003 in a transaction permitted under the Credit Agreements, L-3 Communications SPD Technologies,
     Inc. was the surviving

                                       15

     corporation in the merger and SPD Holdings, Inc. ceased to exist as a result of the merger;

         (e) L-3 Communications SPD Technologies, Inc., formerly a party to the
     Subsidiary Guarantee Agreement and the Subsidiary Pledge Agreement, was
     merged into the Borrower on November 21, 2003 in a transaction permitted under the Credit Agreements and ceased to exist as a result of the merger;

         (f) Southern California Microwave, Inc., formerly a party to the
     Subsidiary Guarantee Agreement and the Subsidiary Pledge Agreement, was
     merged into the Borrower on November 21, 2003 in a transaction permitted under the Credit Agreements and ceased to exist as a result of the merger;

         (g) L-3 Communications Avionics Component Overhaul and Repair, Inc.,
     formerly a party to the Subsidiary Guarantee Agreement and the Subsidiary
     Pledge Agreement, was merged into L-3 Communications Avionics Systems, Inc.
     on November 21, 2003 in a transaction permitted under the Credit
     Agreements, L-3 Communications Avionics Systems, Inc. was the surviving corporation in the merger and L-3 Communications Avionics Component
     Overhaul and Repair, Inc. ceased to exist as a result of the merger;

         (h) L-3 Communications FlightSystems Corporation, formerly a party to the Subsidiary Guarantee Agreement and the Subsidiary Pledge Agreement, was
     merged into L-3 Communications Avionics Systems, Inc. on November 21, 2003
     in a transaction permitted under the Credit Agreements, L-3 Communications
     Avionics Systems, Inc. was the surviving corporation in the merger and L-3
     Communications FlightSystems Corporation ceased to exist as a result of the merger;

         (i) L-3 Communications IMC Corporation, formerly a party to the
     Subsidiary Guarantee Agreement and the Subsidiary Pledge Agreement, was
     merged into L-3 Communications Government Services, Inc. on December 31,
     2003 in a transaction permitted under the Credit Agreements, L-3
     Communications Government Services, Inc. was the surviving corporation in the merger and L-3 Communications IMC Corporation ceased to exist as a result of the merger;

         (j) L-3 Communications TMA Corporation, formerly a party to the
     Subsidiary Guarantee Agreement and the Subsidiary Pledge Agreement, was
     merged into L-3 Communications Government Services, Inc. on December 31,
     2003 in a transaction permitted under the Credit Agreements, L-3
     Communications Government Services, Inc. was the surviving corporation in the merger and L-3 Communications TMA Corporation ceased to exist as a result of the merger;

         (k) L-3 Communications Atlantic Science and Technology Corporation,
     formerly a party to the Subsidiary Guarantee Agreement and the Subsidiary
     Pledge Agreement, was merged into L-3 Communications ILEX Systems, Inc. on
     December 31, 2003 in a transaction permitted under the Credit Agreements,
     L-3 Communications ILEX Systems, Inc. was the surviving corporation in the merger and L-3 Communications

                                       16

     Atlantic Science and Technology Corporation ceased to exist as a result of the merger; and

         (l) L-3 Communications DBS Microwave, Inc., formerly a party to the
     Subsidiary Guarantee Agreement and the Subsidiary Pledge Agreement, was
     merged into the Borrower on April 27, 2002 in a transaction permitted under the Credit Agreements and ceased to exist as a result of the merger.

     The parties to this Amendment accordingly agree that each reference in the
Borrower Pledge Agreement (including, without limitation, Schedules 1 and 2 thereto), the Subsidiary Guarantee Agreement and the Subsidiary Pledge Agreement
(including, without limitation, Schedules 1 and 2 thereto) to Telos Corporation,
L-3 Communications Analytics Corporation, AMI Instruments, Inc., SPD Holdings,
Inc., L-3 Communications SPD Technologies, Inc., Southern California Microwave,
Inc., L-3 Communications Avionics Component Overhaul and Repair, Inc., L-3
Communications FlightSystems Corporation, L-3 Communications IMC Corporation,
L-3 Communications TMA Corporation, L-3 Communications Atlantic Science and
Technology Corporation and L-3 Communications DBS Microwave, Inc. is hereby deleted.

     2.5 Schedules. To more fully reflect the foregoing amendments described in
Sections 2.3 and 2.4 of this Amendment, Schedule 1 to the Borrower Pledge
Agreement is hereby amended and restated to read as provided on Schedule B-1 attached hereto and Schedules 1 and 2 to the Subsidiary Pledge Agreement are
hereby amended and restated to read as provided on Schedules S-1 and S-2 attached hereto.

         SECTION 3. CONDITIONS TO EFFECTIVENESS OF SECTIONS 1 AND 2. The
provisions of Sections 1 and 2 of this Amendment shall be deemed effective as of the date when each of the following conditions have been satisfied (such effective date occurring upon satisfaction of such conditions being referred to herein as the "AMENDMENT EFFECTIVE DATE"):

     3.1 The Borrower shall have delivered to Administrative Agent executed copies of this Amendment and each of the other Credit Parties shall have delivered to the Administrative Agent executed copies of the Guarantors' Consent and Acknowledgment to this Amendment in the form attached hereto;

     3.2 The Requisite Class Lenders party to the Credit Agreement shall have delivered to the Administrative Agent an executed original or facsimile counterpart of its signature page to this Amendment;

     3.3 The Administrative Agent shall have received a secretary's or assistant secretary's certificate of the Borrower certifying board resolutions authorizing the execution, delivery and performance of this Amendment by the Borrower;

     3.4 The representations and warranties contained in Section 4 hereof shall be true and correct in all respects; and

                                       17

     3.5 All conditions to effectiveness set forth in Sections 5.1, 5.2, 5.3, and 5.4 in the Consent, Waiver and Third Omnibus Amendment Regarding Second
Amended and Restated 364 Day Credit Agreement of even date herewith shall have been satisfied.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to enter into this Amendment, the Borrower represents and warrants to each
Lender that the following statements are true, correct and complete:

     4.1 Authorization and Enforceability. (a) The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit
Agreement as modified by this Amendment (the "AGREEMENT"), (b) the execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of the Borrower and (c) this Amendment and the Agreement have been duly executed and delivered by the Borrower and, when executed and delivered, will be the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or limiting creditors'
rights generally, (ii) general equitable principles (whether considered in a proceeding, in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

     4.2 Incorporation of Representations and Warranties From Credit Agreement.
The representations and warranties contained in Section 4 of the Credit
Agreement, after giving effect to the amendments contained in Sections 1 and 2 of this Amendment, are and will be true, correct and complete in all material respects on and as of each of the Amendment Effective Date, to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     4.3 Absence of Default and Setoff. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this
Amendment that constitutes a Default or an Event of Default and no defense, setoff or counterclaim of any kind, nature or description exists to the payment and performance of the obligations owing by the Borrower to the Agents and the
Lenders.

         SECTION 5. MISCELLANEOUS.

     5.1 Effect on the Credit Agreement and the other Credit Documents. Except as specifically provided in this Amendment, the Credit Agreement and the other
Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative
Agent or any Lender under, the Credit Agreement or any of the other Credit
Documents.

     5.2 Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 10.5 of the Credit Agreement incurred by
Administrative Agent and its

                                       18

counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

     5.3 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     5.4 SUBMISSION TO JURISDICTION; WAIVERS; WAIVER OF JURY TRIAL;
ACKNOWLEDGMENTS; CONFIDENTIALITY. Each of the terms and conditions set forth in
Sections 10.12, 10.13, 10.14 and 10.15 of the Credit Agreement are hereby incorporated into this Amendment as if set forth fully herein except that each reference to "Agreement" therein shall be deemed to be a reference to
"Amendment" herein.

     5.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
Except for the terms of Sections 1 and 2 hereof (which shall only become effective on the Amendment Effective Date), this Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and the
Required Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

     5.6 Amendment Fee. Subject to the occurrence of the Amendment Effective
Date, the Borrower hereby agrees to pay to each Lender submitting to the
Administrative Agent an executed counterpart to this Amendment on or before
February 19, 2004 (each such Lender, a "CONSENTING LENDER") a non-refundable fee
(the "AMENDMENT FEE") in the amount set forth in the Third Omnibus Amendment Fee
Letter regarding this Amendment, which Amendment Fee will be based and payable on that portion of such Consenting Lender's Commitment. The Amendment Fee owing to each Consenting Lender shall be paid in immediately available funds by the
Borrower to the Administrative Agent for the benefit of such Consenting Lenders not later than noon (New York time) on the first Business Day following the occurrence of the Amendment Effective Date.

                            [SIGNATURE PAGES FOLLOW]

                                       19

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        L-3 COMMUNICATIONS CORPORATION

                                        By:
                                           -------------------------------------
                                           Title:

                                        BANK OF AMERICA, N.A., as Administrative
                                          Agent and as a Lender

                                        By:
                                           -------------------------------------
                                           Title:

                                        LEHMAN COMMERCIAL PAPER INC., as
                                          Documentation Agent and Syndication
                                          Agent

                                        By:
                                           -------------------------------------
                                           Title:

           [SIGNATURE PAGES TO SECOND OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                     Guarantors' Acknowledgment and Consent

         Each of the undersigned hereby acknowledges receipt of the attached
Amendment and consents to the execution and performance thereof by L-3
Communications Corporation. Each of the undersigned hereby also reaffirms that the guarantee and any applicable Pledge Agreement of such undersigned in favor of the Administrative Agent for the ratable benefit of the Lenders and the
Agents remains in full force and effect and acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to obligations arising under such guarantee or any applicable Pledge Agreement

Dated as of February 24, 2004

                                        L-3 COMMUNICATIONS HOLDINGS, INC.

                                        By:
                                           -----------------------------------
                                        Name: Christopher C. Cambria
                                        Title: Vice President, General Counsel
                                               and Secretary

                                        L-3 COMMUNICATIONS INTEGRATED SYSTEMS
                                        L.P.

                                           By: L-3 COMMUNICATIONS AIS GP
                                           CORPORATION, as General Partner

                                           By:
                                              --------------------------------
                                           Name:  Christopher C. Cambria
                                           Title:  Vice President and Secretary

                                        L-3 COMMUNICATIONS VERTEX AEROSPACE LLC
                                        L-3 COMMUNICATIONS FLIGHT INTERNATIONAL
                                             AVIATION LLC
                                        L-3 COMMUNICATIONS FLIGHT CAPITAL LLC
                                        L-3 COMMUNICATIONS VECTOR INTERNATIONAL
                                             AVIATION LLC
                                        WESCAM LLC
                                        WESCAM AIR OPS LLC

                                        By:
                                           -----------------------------------
                                           Name: Christopher C. Cambria
                                           Title: Authorized Person

           [SIGNATURE PAGES TO GUARANTORS' ACKNOWLEDGMENT AND CONSENT
                 TO THIRD OMNIBUS AMENDMENT REGARDING THE THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                              APCOM, INC.
                              BROADCAST SPORTS INC.
                              ELECTRODYNAMICS, INC.
                              HENSCHEL, INC.
                              HYGIENETICS ENVIRONMENTAL SERVICES, INC.
                              INTERSTATE ELECTRONICS CORPORATION
                              KDI PRECISION PRODUCTS, INC.
                              L-3 COMMUNICATIONS AEROMET, INC.
                              L-3 COMMUNICATIONS AIS GP CORPORATION
                              L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.
                              L-3 COMMUNICATIONS AYDIN CORPORATION
                              L-3 COMMUNICATIONS CSI, INC.
                              L-3 COMMUNICATIONS ESSCO, INC.
                              L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC.
                              L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
                              L-3 COMMUNICATIONS INVESTMENTS INC.
                              L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC.
                              L-3 COMMUNICATIONS MAS (US) CORPORATION
                              L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS
                                   CORPORATION CALIFORNIA
                              L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS
                                   CORPORATION DELAWARE
                              L-3 COMMUNICATIONS SECURITY SYSTEMS CORPORATION
                              L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC.
                              L-3 COMMUNICATIONS WESTWOOD CORPORATION
                                   MCTI ACQUISITION CORPORATION
                              MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED
                              MICRODYNE CORPORATION
                              MICRODYNE OUTSOURCING INCORPORATED
                              MPRI, INC.
                              PAC ORD, INC.
                              POWER PARAGON, INC.
                              SHIP ANALYTICS, INC.
                              SHIP ANALYTICS INTERNATIONAL, INC.
                              SHIP ANALYTICS USA, INC.
                              SPD ELECTRICAL SYSTEMS, INC.
                              SPD SWITCHGEAR, INC.
                              SYCOLEMAN CORPORATION
                              TROLL TECHNOLOGY CORPORATION
                              WESCAM SONOMA INC.
                              WESCAM AIR OPS INC.
                              WESCAM INCORPORATED
                              WESCAM HOLDINGS (US) INC.
                              WOLF COACH, INC.

                              By:
                                  -------------------------------------------
                                   Name:  Christopher C. Cambria
                                   Title:  Vice President and Secretary

           [SIGNATURE PAGES TO GUARANTORS' ACKNOWLEDGMENT AND CONSENT
                 TO THIRD OMNIBUS AMENDMENT REGARDING THE THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                        THE BANK OF NEW YORK

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        BANK ONE, N.A. (Main Office Chicago)

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        FLEET NATIONAL BANK

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        WACHOVIA BANK NATIONAL ASSOCIATION
                                        (f/k/a First Union Commercial
                                        Corporation)

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        HSBC BANK USA

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        THE GOVERNOR AND COMPANY OF THE BANK OF
                                        IRELAND

                                        By:
                                           ------------------------------------
                                        Title:

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        COMERICA BANK

                                        By:
                                           ------------------------------------
                                           Title:

           [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        CREDIT INDUSTRIEL ET COMMERCIAL

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        BARCLAYS BANK PLC

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        RZB FINANCE LLC

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        ERSTE BANK, NEW YORK

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        SOCIETE GENERALE

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        SUNTRUST BANK

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        WEBSTER BANK

                                        By:
                                           ------------------------------------
                                           Title:

                  [SIGNATURE PAGES TO THIRD OMNIBUSAMENDMENT TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        THE BANK OF NOVA SCOTIA

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        CREDIT SUISSE FIRST BOSTON

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        MIZUHO CORPORATE BANK, LTD. (successor
                                        to The Fuji Bank, Limited, The Dai-Ichi
                                        Kanho Bank, Ltd. and The Industrial Bank
                                        of Japan, Limited)

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        FORTIS CAPITAL CORP.

                                        By:
                                           ------------------------------------
                                           Title:

                                        FORTIS CAPITAL CORP.

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                        CHIAO TUNG BANK CO., LTD. NEW YORK
                                        AGENCY

                                        By:
                                           ------------------------------------
                                           Title:

            [SIGNATURE PAGES TO THIRD OMNIBUS AMENDMENT REGARDING THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                 SCHEDULE B-1*

         [SEE ATTACHED AMENDED SCHEDULE 1 TO BORROWER PLEDGE AGREEMENT]

-----------------------
* BORROWER TO PROVIDE NEW SCHEDULE

                                 SCHED. B-1 - 1

                                  SCHEDULE S-1

       [SEE ATTACHED AMENDED SCHEDULE 1 TO SUBSIDIARY PLEDGE AGREEMENT]*

-----------------------
* BORROWER TO PROVIDE NEW SCHEDULE

                                 SCHED. S-1 - 1

                                  SCHEDULE S-2

       [SEE ATTACHED AMENDED SCHEDULE 2 TO SUBSIDIARY PLEDGE AGREEMENT]*

-----------------------
* BORROWER TO PROVIDE NEW SCHEDULE

                                 SCHED. S-2 - 1